Exhibit 99.2

COMMITTED CAPITAL ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Business Combination which was consummated on October 16, 2013, pursuant to the Transaction Documents by and between the parties set out below and is being provided to aid in your analysis of the financial aspects of the Business Combination and gives effect to the equity offering.

Because Committed Capital is a shell company and The One Group’s operations will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, The One Group is considered to have control and therefore is treated as the accounting acquirer and its assets are accounted for at their historical values.

The unaudited pro forma condensed combined balance sheet as of September 30, 2013 combine the unaudited balance sheet of Committed Capital at September 30, 2013 with the unaudited balance sheet of The One Group as of September 30, 2013 giving effect to the Business Combination as if it was consummated on September 30, 2013.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 includes Committed Capital and The One Group results of operations for the year ended December 31, 2012 as if the Business Combination was consummated on January 1, 2012. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 includes Committed Capital and The One Group results of operations for the nine months ended September 30, 2013 as if the Business Combination was consummated on January 1, 2013.

The results of operations of Committed Capital for the year ended December 31, 2012 are derived from the audited financial statements of Committed Capital at December 31, 2012 and for the year then ended. The unaudited balance sheet as of September 30, 2013 and the results of operations for the nine months ended September 30, 2013 of Committed Capital are derived from the unaudited condensed financial statements of Committed Capital as of September 30, 2013 and for the nine months then ended. The results of operations of The One Group for the year ended December 31, 2012 are derived from the audited financial statements of The One Group at December 31, 2012 and for the year then ended. The unaudited balance sheet as of September 30, 2013 and the results of operations for the nine months ended September 30, 2013 of The One Group are derived from the unaudited condensed financial statements of The One Group as of September 30, 2013 and for the nine months then ended.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and accompanying notes of Committed Capital Acquisition Corporation which are not included in this Form 8-K and the historical consolidated financial statements and accompanying notes of The One Group, LLC, which are included in this Form 8-K.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the merger, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the merger.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent the financial condition or results of operations had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future consolidated results of operations or financial position.

The transaction calls for: (a) $12,500,000 in cash and 12,631,400 common shares to be paid to the majority members of The One Group LLC for their membership interest, (b) the repayment of all member loans, notes payable, debt to related parties and other liabilities and (c) issuance of 59,000 shares to the new directors. Prior to the merger, on October 15, 2013, 3,375,000 founder shares were cancelled. The Company estimates total transaction costs to be approximately $6,700,000, including $110,000 of expenses related to the placement of shares, in connection with the transaction and a related financing. Of such $12,500,000 in cash noted in (a) above, an aggregate of $750,000 was paid as sign on bonuses to certain executive officers and employees of The One Group LLC in connection with the merger, and the remaining $11,750,000 will be paid to the TOG Members.

In connection with the business combination, the Company's initial stockholders (“initial stockholders”) and designees have committed to purchase 3,131,339 shares (originally 2,000,000 shares) of common stock at a price of $5.00 per share in a private placement which occurred in connection with the closing of the Company’s business combination.

      COMMITTED CAPITAL ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Condensed Pro Forma Balance Sheet data:

		September 30, 2013 (unaudited)
	CCAC	TOG	Pro-Forma Adjustments for Business Combination		As Adjusted for Business Combination	Pro-Forma Adjustment Equity Offering		Pro-Forma Combined

Assets :
Cash and cash equivalents		$1,316,000	$-		$1,322,000	$15,547,000	(j)	$16,869,000
			(469,000	)(d)
			475,000	(c)
Accounts receivable, net		3,046,000			3,046,000			3,046,000
Inventory		951,000			951,000			951,000
Other current assets		839,000			839,000			839,000
Due from related parties		823,000			823,000			823,000
Total Current Assets	0	6,975,000	6,000		6,981,000	15,547,000		22,528,000
Investment held in Trust Account	28,792,000		(12,500,000	)(a)	0			-
			(6,700,000	)(a)
			(9,117,000	)(b)
			(475,000	)(c)
Property, plant & equipment, net		13,359,000			13,359,000			13,359,000
Investments		2,279,000			2,279,000			2,279,000
Deferred tax assets		307,000			307,000			307,000
Other assets		930,000			930,000			930,000
Security deposits		986,000			986,000			986,000
Total Assets	$28,792,000	$24,836,000	$(28,786,000)		$24,842,000	$15,547,000		$40,389,000
Liabilities and Members' Equity
Cash overdraft		$469,000	$(469,000	)(d)	$-			$-
Member loans, current portion		7,377,000	(7,377,000	)(b)	-			-
Notes payable, current portion		320,000	(320,000	)(b)	-			-
Line of credit payable, net of current		4,906,000	(15,000	)(b)	4,891,000			4,891,000
Accounts payable		3,839,000			3,839,000			3,839,000
Accrued expenses	629,000	2,837,000	(405,000	)(b)	3,061,000			3,061,000
Due to related parties	960,000	305,000	(960,000	)(b)	305,000			305,000
Deferred revenue		9,000			9,000			9,000
Total Current Liabilities	1,589,000	20,062,000	(9,546,000)		12,105,000			12,105,000

Other long-term liabilities		40,000			9,200,000			9,200,000
			(40,000	)(b)
			9,200,000	(e)
Deferred rent payable		5,699,000			5,699,000			5,699,000
Total liabilities	1,589,000	25,801,000	(386,000)		27,004,000			27,004,000

Stockholders'/Members’ Equity
								-
Common stock, $0.0001 par value, 24,946,739
pro forma shares outstanding	1,000				1,000	1,000	(j)	2,000
Additional paid in capital	28,369,000				16,619,000	15,546,000	(j)	32,165,000
			(16,750,000	)(a)
			5,000,000	(f)
Deficit accumulated	(1,167,000)				(21,957,000)			(21,957,000)
			(6,590,000	)(a)
			(9,200,000	)(e)
			(5,000,000	)(f)
THE ONE GROUP, LLC and Subsidiaries and								-
Members' Equity		(4,140,000)	4,140,000	(a)	-			-
Noncontrolling Interest		3,175,000			3,175,000			3,175,000
Total Equity	27,203,000	(965,000)	(28,400,000)		(2,162,000)	15,547,000		13,385,000

Total Liabilities and Stockholders' Equity	$28,792,000	$24,836,000	$(28,786,000)		$24,842,000	$15,547,000		$40,389,000

See notes to pro forma condensed combined financial statements

COMMITTED CAPITAL ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Condensed Pro Forma Statement of Operations:

		For the year ended December 31, 2012 (unaudited)
	CCAC	TOG	Pro-Forma Adjustments for Business Combination			Pro-Forma Combined	Pro-Forma Adjustment for Equity Offering		As Adjusted for Business Combination and Equity Offering
Revenues:
Owned unit net revenues	$-	$56,430,000	$			$56,430,000			$56,430,000
Management and incentive fee revenue		3,691,000				3,691,000			3,691,000
Total revenue	-	60,121,000				60,121,000			60,121,000
Cost of goods sold		14,263,000				14,263,000			14,263,000
Gross profit	-	45,858,000				45,858,000			45,858,000
General and administrative expenses	423,000	42,176,000				42,599,000			42,599,000
Management and royalty fees	-	341,000				341,000			341,000
Pre-opening expenses	-	139,000				139,000			139,000
Equity in loss of subsidiaries	-	77,000				77,000			77,000
Other (income) expense:
Interest expense	-	689,000		(500,000)	(g)	189,000			189,000
Other (income)	(30,000)	(4,811,000)		30,000	(h)	(4,811,000)			(4,811,000)
Income (loss) from continuing operations before
provision for income taxes	(393,000)	7,247,000		470,000		7,324,000			7,324,000
Provision for income taxes	-	14,000		2,517,000	(i)	2,531,000			2,531,000
Income (loss) from continuing operations	$(393,000)	7,233,000		$(2,047,000)		$4,793,000			$4,793,000

Pro forma weighted average common shares outstanding basic and diluted						21,815,400	3,131,339	(j)	24,946,739
Pro forma income from continuing operations per share basic and diluted						$0.22			$0.19

See notes to pro forma condensed combined financial statements

COMMITTED CAPITAL ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Condensed Pro Forma Statement of Operations:

		For the nine months ended September 30, 2013 (unaudited)
	CCAC	TOG	Pro-Forma Adjustments		Pro-Forma Combined	Pro-Forma Adjustments for Equity Offering		Adjusted for Business Combination and Equity offering
Revenues:
Owned unit net revenues	$-	$29,136,000			$29,136,000			$29,136,000
Management and incentive fee revenue		5,586,000			5,586,000			5,586,000
Total revenue	-	34,722,000			34,722,000			34,722,000
Cost of goods sold		7,493,000			7,493,000			7,493,000
Gross profit	-	27,229,000			27,229,000			27,229,000
General and administrative expenses	383,000	23,954,000			24,337,000			24,337,000
Management and royalty fees		120,000			120,000			120,000
Pre-opening expenses		211,000			211,000			211,000
Equity in income of subsidiaries		(564,000)			(564,000)			(564,000)
Other (income) expense:
Interest expense	-	615,000	(615,000)	(g)	-			-
Other (income) expense	(12,000)	271,000	12,000	(h)	271,000			271,000

Income (loss) from continuing operations before								-
provision for income taxes	(371,000)	2,622,000	603,000		2,854,000			2,854,000
Provision for income taxes	-	156,000	834,000	(i)	990,000			990,000
Income (loss) from continuing operations	$(371,000)	$2,466,000	$(231,000)		$1,864,000			$1,864,000

Pro forma weighted average common shares outstanding basic and diluted					21,815,400	3,131,339	(j)	24,946,739
Pro forma income from continuing operations per share basic and diluted					$0.09			$0.07

See notes to pro forma condensed combined financial statements

COMMITTED CAPITAL ACQUISITION CORPORATION

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF THE TRANSACTION - THE ONE GROUP, LLC ACQUISITION

The transaction calls for: (a) $12,500,000 in cash and 12,631,400 common shares to be paid to the majority members of The One Group LLC for their membership interest (of which 2,000,000 common shares are being held in an escrow account to secure certain potential adjustments to the merger consideration and certain potential indemnification obligations), (b) the repayment of all member loans, notes payable, debt to related parties and other liabilities and (c) issuance of 59,000 shares to the new directors. Prior to the merger, on October 15, 2013, 3,375,000 founder shares were cancelled. The Company estimates total transaction costs to be approximately $6,700,000 including $110,000 of expenses related to the placement of shares, in connection with the transaction and a related financing. Of such $12,500,000 in cash noted in (a) above, an aggregate of $750,000 was paid as sign on bonuses to certain executive officers and employees of The One Group LLC in connection with the merger, and the remaining $11,750,000 will be paid to the TOG Members.

In connection with the business combination, the Company's initial stockholders (“initial stockholders”) and designees have committed to purchase 3,131,339 shares (originally 2,000,000 shares) of common stock at a price of $5.00 per share in a private placement which occurred in connection with the closing of the Company’s business combination.

NOTE 2 – PRO FORMA ADJUSTMENTS AND ASSUMPTIONS FOR BUSINESS COMBINATION

Descriptions of the adjustments included in the unaudited pro forma balance sheet and statement of operations are as follows:

(a)	To reflect the payment of: (1) $12,500,000 to majority members for their interest in The One Group, LLC and (2) the payment of $6,700,000 less $110,000 of expenses related to the placement of shares of transactions fees associated with the transaction.

(b)	To reflect the payment of all outstanding member loans, notes payable, accrued expenses, due to related parties and other liabilities existing at the balance sheet date aggregating $9,117,000.

(c)	To transfer remaining cash balance out of Trust Account and into operating cash.

(d)	To use cash on hand to eliminate the cash overdraft.

(e)	To reflect the fair value of the total contingent consolidation of $15,000,000, consisting of an additional $14,100,000 of payments to the TOG Members and the Liquidating Trust based on a formula as described in the Merger Agreement (“Contingent Payments”), as well as an aggregate of approximately $900,000 of contingent sign-on bonus payments to certain employees of TOG, which is contingent upon the exercise of outstanding Company warrants to purchase 5,750,000 shares of Common Stock at an exercise price of $5.00 per share (the “Parent Warrants”). The Company is required to make any Contingent Payments on a monthly basis. Any Parent Warrants that are unexercised will expire on the date that is the earlier of (i) two years after the effective date of the registration statement registering the shares of Common Stock issuable upon the exercise of the Parent Warrants or (ii) the forty-fifth (45th) day following the date that the Company’s Common Stock closes at or above $6.25 per share for 20 out of 30 trading days commencing on the effective date. The fair value of the total contingent payments was estimated to be $9,200,000.

(f)	To reflect the impact on retained earnings of the issuance to Jonathan Segal, the former Managing Member of One Group and currently our Chief Executive Officer and a Director, of 1,000,000 shares of Common Stock Valued at $5.00 per share as part of the 12,631,400 shares of Common Stock issued as Merger Consideration as a non-cash control premium.

(g)	To eliminate interest expense on debt eliminated in the transaction.

(h)	To eliminate interest income on Funds in Trust Account.

(i)	To include federal income taxes at the statutory rate assuming regular corporation status.

NOTE 3 – PRO FORMA ADJUSTMENTS AND ASSUMPTIONS FOR EQUITY OFFERING

(j)	To reflect the placement of 3,131,339 shares of common stock at $5.00 to initial investors or their designees less $110,000 of expenses.

The following sets forth our computation in determining the number of shares used in basic and diluted earnings per share:

CCAC Stockholders	5,750,000
TOG Merger Shares	10,631,400
Escrowed Merger Shares	2,000,000
CCAC Initial Stockholders	3,375,000
Director Shares Issued	59,000
21,815,400

October 2013 Private Placement Shares	3,131,339

24,946,739

The fair value of the total contingent payments discussed above will be adjusted to reflect the current fair value as of the end of each reporting period. No such fair value adjustments were included in the pro forma income statements.